EXHIBIT 23.2
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          CONSENT OF ERNST & YOUNG LLP, FORMER INDEPENDENT AUDITORS


      We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 10, 1997, in the Registration Statement (Form S-8, No. 333-_________) and related Prospectus of Sunrise Technologies International, Inc. for the registration of 3,000,000 shares of its common stock.




                                          /s/ Ernst & Young LLP



Palo Alto, CA
March 1, 1999